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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 MARCH 10, 2000

                           CUBIST PHARMACEUTICALS, INC
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               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                   0-21379                   22-3192085
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(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)

                 24 EMILY STREET, CAMBRIDGE, MASSACHUSETTS 02139
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 576-1999


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                                       -2-


         ITEM 5.  OTHER EVENTS.

         On March 10, 2000, the Registrant announced that it has filed a Registration Statement with the Securities and Exchange Commission in connection with its proposed public offering of 2,500,000 shares of Common Stock, which is described in the Registrant's press release dated March 10, 2000, a copy of which is filed as Exhibit 99.1 to this Report.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         99.1  Press Release dated March 10, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CUBIST PHARMACEUTICALS, INC.

                                  By:  /s/ Thomas A. Shea
                                       -----------------------------------
                                       Thomas A. Shea
                                       Vice President, Finance and
                                       Administration, Treasurer and Chief
                                       Financial Officer


Dated:  March 14, 2000